

First Financial Northwest, Inc.

June 2016

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights


First Financial
Northwest Bank
Right Away

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $14.00 – 12/30/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $13.28 – 05/31/16

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- Converted to a Washington State chartered commercial bank in February 2016

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative offices in Mill Creek and Edmonds, WA
  - Coming soon: New branch at The Landing in Renton, WA – Q2 2016

Key Data



First Financial
Northwest Bank

Key Financial Ratios

	At or For the Quarter Ended				
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
	(Dollars in thousands)				
Performance Ratios:					
Return on assets	0.76%	0.86%	1.01%	1.00%	0.96%
Return on equity	4.34	4.87	5.50	5.28	4.94
Equity to assets ratio	18.01	17.42	17.78	18.80	18.93
Interest rate spread	3.31	3.18	3.22	3.26	3.23
Net interest margin	3.46	3.33	3.38	3.42	3.40
Efficiency ratio	69.88	66.04	66.34	61.50	56.35
Noninterest expense as a percent of average total assets	2.41	2.17	2.22	2.06	1.84
Capital Ratios: (1)					
Tier 1 leverage ratio	11.81%	11.61%	11.74%	11.70%	11.64%
Total risk-based capital ratio	16.80	17.62	17.83	18.52	18.59
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.47%	0.48%	0.68%	0.72%	0.86%
ALLL as a percent of total loans	1.30	1.36	1.48	1.58	1.54
ALLL as a percent of nonperforming loans	898.92	872.17	417.70	439.05	392.68

(1) Capital ratios are for First Financial Northwest Bank only.

(2) Loans are reported net of undisbursed funds.

Local Economy


innovative
energy

First Financial Northwest, Inc.

Employers

amazon

- 15,000 employees in the region

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

COSTCO WHOLESALE

- 8,500 employees in the region

GroupHealth

- New Renton Campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

IKEA

- 400,000sf Retail Center
- One of the largest in the US

Federal Reserve Bank of San Francisco

Starbucks Coffee

- 11,000 employees in the region

Seattle Seahawks

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

Weyerhaeuser

- 10,000 employees in the region

Puget Sound Region


Nordstrom Corporate Headquarters
NORDSTROM
Seattle
DOWNTOWN
Seattle Aquarium
Seattle - Bainbridge Island
PIONEER SQUARE
S Jackson St
Uwajimaya
S Dearborn St
CenturyLink Field
WaMu Theater
amazon
S Holgate St
Starbucks Corporate Office
Harbor Island


SECO DEVELOPMENT, INC
BOEING
First Financial Northwest Bank
PACCAR
GroupHealth
First Financial Northwest Bank


IKEA
amazon
Amazon Fulfillment Center


BOEING
Snohomish
First Financial Northwest Bank
Mill Creek
Lynnwood
First Financial Northwest Bank
Edmonds
Mountlake Terrace
Echo Lake
Bothell
Cottage Lake
Microsoft
Redmond
CAPITOL HILL
Seattle
Bellevue
Sammamish
Mercer Island
Klahanie
Newcastle
COSTCO
Issaquah
SEATTLE SEAHAWKS
Renton
East Renton Highlands
SeaTac
Weyerhaeuser

*Source: Google maps

First Financial Northwest, Inc.

Top 21 Construction Projects

Ranked by Total estimated cost

Puget Sound Business Journal

Rank	Project Name	Total Estimated Cost	Project Size	Owner/Developer	Construction Manager/ General Contractor	Project Architect	Target Completion Date
1	**Sound Transit East Link Extension** Judkins Park Station, Seattle to Redmond Technology Center Station Redmond	$3.7 billion	14 miles	Sound Transit	Guy R. Atkinson Construction, Kiewit/Hoffman	Perkin+Will, LMN, Hewitt, Tiscareno Associates	2023
2	**The Spring District** Bel-Red Corridor Bellevue	$2.3 billion	36 acres	Wright Runstad & Co., Shorenstein Properties	Howard S. Wright	NBBJ	2028
3	**Sound Transit Northgate Link light rail extension** UW Husky Stadium to Northgate Seattle	$2.1 billion	4.3 miles	Sound Transit	JCM Northlink LLC	Hewitt	2021
4	**State Route 99 Tunnel Project** Alaskan Way Viaduct Seattle	$1.4 billion	2 miles	Washington State Dept. of Transportation	Seattle Tunnel Partners, a joint venture of Dragados and Tutor Perini	HNTB	Late 2017
5	**The Bellevue Collection** 575 Bellevue Way Bellevue	$1.2 billion	2 million sq. ft.	Kemper Development Co.	GLY Construction	Sclater Architects	2016
6	**Esterra Park** 2464 152nd Ave. NE Redmond	$900 million	28-acre mixed-use project	Capstone Partners	JTM Construction	Brumbaugh & Associates	2017
7	**Amazon Tower II** 2101 7th Ave. Seattle	$550 million	1.1 million sq.ft.	Amazon	Sellen Construction	NBBJ	2016
8	**Stadium Place** North of CenturyLink Field Seattle	$517 million	1.5 million sq.ft.; 3.85 acre site	Stadium Place Investors LLC	JTM Construction, Sodo Builders	ZGF Architects, Freiheit & Ho Architects	2018
9	**Explosives-Handling Wharf 2** Naval Base Kitsap Bremerton	$448 million	6.3 acres	U.S. Dept of the Navy	Skanska USA, American Bridge, Nova Group joint venture	BergerABAM	Jun-16
10	**Elliott Bay Seawall Project** Central Seawall, S. Washington St. to Virginia St. Seattle	$410.2 million	3,700 feet	Seattle Dept. of Transportation	Mortensen-Manson joint venture	Parsons Transportation Group	mid 2017
11	**8th & Howell Convention Hotel** 808 Howell St. Seattle	$400 million	1.4 million sq. ft.	R. C. Hedreen Co.	Sellen Construction	LMN	2018
11	**The Mark** 801 5th Ave. Seattle	$400 million	528,000 sq. ft.	Daniels Real Estate	JTM Construction	ZGF Architects	2017
11	**The Troy Block** 300 Boren Ave. N Seattle	$400 million	800,000 sq. ft.	Touchstone	Lease Crutcher Lewis	Perkins + Will	Summer 2016
14	**Madison Centre** 505 Madison St. Seattle	$391.6 million	746,000 sq. ft.	Schnitzer West	Sellen Construction	NBBJ	Feb. 2017
15	**Sound Transit S. 200th Link light rail extension** Sea-Tac Airport to S. 200 St. Seattle	$383 million	1.6 miles	Sound Transit	PCL Civil Constructors (guideway, station) Harbor/Pacific Graham (garage)	VIA Architects (guideway/station), Brooks + Scarpa (garage)	2016
16	**Southport Office Campus** 1101 Lake Washington Blvd. N Renton	$350 million	17.1 acre development including three 9 story buildings	SECO Development	Exxel Pacific	Zimmer Gunsul Frasca Architects LLP	2019
17	**Kirkland Urban Phase I** 457 Central Way Kirkland	$331.5 million	650,000 sq. ft.	Talon	Ryan	CollinsWoerman, Hewitt and Weber Thompson	2018
18	**Stadium Place East Phase 1** 255 S. King St. Seattle	$300 million	915,413 sq. ft.	American Life Inc.	Sodo Builderes	Freiheit & Ho	2016
19	**Chambers Creek Regional Wastewater Treatement Plant Expansion** 10311 Chambers Creek Rd., University Pl. Pierce County	$239 million	Average 45 MGD (million gallons per day)	Pierce County	Mortenson Construction	Brian & Caldwell	Sept. 2016
20	**2202 8th Ave.** 2202 8th Ave. Seattle	$237 million	40-story apartment tower	Clise Properties	Hoffman Construction	Graphit Design Group	2017
21	**Southport Hyatt Regency** 1053 Lake Washington Blvd. N Renton	$225 million	377,000 sq.ft.	SECO Development	Sellen Construction	NG2	Jan. 2017

*Locally Researched by: Melissa Crowe, Puget Sound Business Journal (PSBJ) May 06, 2016, 3:00am PDT Revised: May 06, 2016, 11:15am PDT
This List ranks the largest construction projects in the local Puget Sound region by total estimated cost. The local Puget Sound region, which is defined as King, Pierce and Snohomish counties. Information was obtained from public documents, firm representatives, company websites and PSBJ reports. In case of ties, projects are listed alphabetically.

This list was researched and compiled by Melissa Crowe, research director.

First Financial Northwest, Inc.

Southport is Rising!



*Source: Kip Spencer – Seco Development March 2016

Economic Activity



King County population 2.1 million
9.6% increase from 2010


Bachelor's
degrees

47% Seattle residents
29% national average



Washington apartment vacancy rate 3.5%
Development boom in South Lake Union
National apartment vacancy rate 4.5%

UNEMPLOYMENT



Washington unemployment rate 5.8%
down from 9.9% in 2010

National unemployment rate 5.0%
down from 9.5% in 2010



King County median house price $473k
↑13.0% from 2015

National median house price $186K
↑4.8% from 2015

Sources: https://www.census.gov
www.fortress.wa.gov/eds/employmentdata
www.bls.gov

First Financial Northwest, Inc.

Branch vs. Digital Banking


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More
SAMSUNG

Close up of wall iTouch screen





Bank Consolidation Continues:

Branch Traffic Going Digital



2009 – iPhone 3
Number of FDIC Insured Institutions
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
101,000
98,000
95,000
92,000
89,000
86,000
83,000
80,000
Number of Bank Offices
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Institutions
Offices

* Source: FDIC

First Financial Northwest, Inc.

Management Team


First Financial
Northwest Bank

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	4	28
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	3	27
Simon Soh	SVP, Chief Lending Officer (FFNWB)	6	26
Ronnie J. Clariza	SVP, Chief Risk Management Officer	13	15
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	2	33
Gregg H. DeRitis	SVP, Chief Credit Officer (FFNWB)	1	37

Current Performance Metrics




737 MAX FIRST FLIGHT
January 29, 2016

First Financial Northwest, Inc.

Consolidated Income Statements

	Quarter Ended			dollars in thousands	
	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net Interest Income	$ 7,781	$ 7,692	$ 7,664	$ 7,568	$ 7,522
Recapture of Provision for Loan Losses	$ (100)	$ (900)	$ (700)	$ (500)	$ (100)
Net Interest Income after provision	$ 7,881	$ 8,592	$ 8,364	$ 8,068	$ 7,622
Total Noninterest Income	$ 480	$ 384	$ 447	$ 357	$ 91
Total Noninterest Expense	$ 5,773	$ 5,333	$ 5,381	$ 4,874	$ 4,290
Income before Tax	$ 2,588	$ 3,643	$ 3,430	$ 3,551	$ 3,423
Federal Income Tax	$ 763	$ 1,526	$ 984	$ 1,183	$ 1,194
Net Income	**$ 1,825**	**$ 2,117**	**$ 2,446**	**$ 2,368**	**$ 2,229**
Total Assets	**$ 939,243**	**$ 979,913**	**$ 984,069**	**$ 944,432**	**$ 955,004**

Interest Rate Risk

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	29,346	-5.06%
+200	$	29,928	-3.18%
+100	$	30,488	-1.37%
Base	$	30,910	0.00%
-100	$	29,890	-3.30%

Net Interest Income Change at March 31, 2016

*Please see March 31, 2016 Form 10-Q for additional information, including the various assumptions used in this modeling.

Total Loan Portfolio

Net CRE Concentration 66% or 372.46%* of Adjusted Capital


CRE
$273,646,000
35%
Construction
$93,719,000
12%
Business & Consumer
$12,520,000
1%
Multifamily
$150,668,000
19%
1-4 Family
$256,817,000
33%

*Bank only at March 31, 2016

Composition of Deposits

(in millions)
Excludes Bank-Owned and Brokered Deposits*


3/31/2014
$30.0
5.1%
$22.2
3.8%
$136.9
23.3%
$398.0
67.8%
3/31/2015
$37.4
6.6%
$25.3
4.5%
$154.7
27.4%
$347.4
61.5%
Checking
Savings
MMAs
CDs
3/31/2016
$40.8
6.8%
$30.2
5.0%
$207.8
34.5%
$324.2
53.7%

Significant improvement in deposit mix – less reliance on CDs (including developer account funds)

* At 03/31/16 and 03/31/15 Brokered Deposits were $65.6million and $66.1 million, respectively and $0 at 03/31/2014

First Financial Northwest, Inc.

Average Yields


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.39%
5.40%
5.35%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
4.53%
4.58%
4.55%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
1.70%
1.75%
1.74%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Yield on Loans
Total Yield
Yield on Securities

First Financial Northwest, Inc.

Average Cost of Funds



Focus on reducing COF balanced with reducing exposure to future rising rates.
Longer-term Callable Brokered CDs issued
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.12%
1.09%
0.80%
1.08%
1.05%
0.81%
0.99%
0.97%
0.84%
0.92%
0.91%
0.84%
0.89%
0.87%
0.87%
0.96%
0.86%
0.84%
0.96%
0.88%
0.86%
0.95%
0.90%
0.88%
0.95%
0.90%
0.88%
0.95%
0.90%
0.89%
0.96%
0.92%
0.91%
0.98%
0.94%
0.93%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Total COF
Deposit COF
FHLB Advances COF

First Financial Northwest, Inc.

Net Interest Income & NIM



Q4 2015
FDIC WA
State*
3.77%
(median)
$8,400
$8,200
$8,000
$7,800
$7,600
$7,400
$7,200
$7,000
$6,800
$6,600
$6,400
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.71%
3.71%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
3.42%
3.38%
3.33%
3.46%
$7,805
$7,745
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
$7,568
$7,664
$7,692
$7,781
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
NII (left scale)
NIM (right scale)

Source: FDIC State Profile, Third Quarter - Washington

First Financial Northwest, Inc.

Efficient Operations


Q4 2015 FDIC Overhead to Avg. Assets (WA median%) 3.23%
90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
4.00% 3.00% 2.00% 1.00% 0.00%
79% 78% 67% 69% 52% 56% 57% 54% 58% 56% 62% 66% 66% 70%
2.35% 2.64% 2.39% 2.41% 2.00% 1.99% 2.09% 1.99% 2.06% 1.84% 2.06% 2.22% 2.17% 2.41%
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016
Name change
Branch openings
Core conversion
Growth initiatives
Aircraft
California
Loan Purchases/Participations
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter - Washington

Asset Quality



SECO Business Park

Nonperforming Loans & Assets as a Percent of Total Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
99.7% of TDRs are Performing Loans
Includes TDR's as reported by SNL
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Delinquent Loans


Millions
$6
$5
$4
$3
$2
$1
$-
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.74%
0.60%
0.60%
0.60%
0.34%
0.29%
$3.61
$1.34
$4.95
$1.31
$2.68
$3.98
$1.54
$2.41
$3.95
$1.62
$2.43
$4.05
$1.24
$1.09
$2.32
$1.05
$1.05
$2.10
Q4 2015
FDIC delinquent & nonaccrual loans to total loans (median %)
0.74%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net (right scale)

Stock Performance/Shareholder Value

AMERICAN BANKER®

FRIDAY AUGUST 28, 2015 VOL. 180 No. F333 AMERICANBANKER.COM Follow us on Twitter @AmerBanker SUBSCRIPTIONS: 800.221.1809

Wash. Bank Bouncing Back After Shareholder Revolt

By John Reosti

An unlikely recovery is under way at First Financial Northwest in Renton, Wash.

First Financial, which has spent the last two years putting distance between itself and its thrift heritage, is getting ready to kick the process into high gear. The $944 million-asset company recently changed the name of its primary subsidiary to First Financial Northwest Bank from First Savings Bank Northwest.

It also switched over to a new core processing system and is planning to open a branch 30 miles south of Renton in Mill Creek, Wash. The branch will be just the second in First Financial's 92-year history; the processing system will support mobile banking and more sophisticated ATMs.

"The goal is to be a full-service community bank," said Joseph Kiley 3rd, First Financial's president and chief executive. "We want to be in a better position to serve businesses. We also want to own

See page 4


Slow Recovery
Removing management doesn't immediately address underlying issues at underperforming banks. It can take years to get those banks back on the right track
$3.5M
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
First Financial Northwest
Cardinal Bankshares*
Solera National*
1Q '14
2Q
3Q
4Q
1Q '15
2Q
* Net income at the bank level
Sources: Company filings

FFNW – Stock Price & Book Value

Jun 2011 – Dec 2015
End of Quarters (in dollars)



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
12.10
12.20
12.32
12.40
12.52
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
12.46
12.09
13.96
13.17
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Jun 2015
Sep 2015
Dec 2015
Mar 2016
Book Value
Stock Price (closing price)

*Source: Yahoo Finance

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program:

Since 12/31/2012



2013
2014
2015
Q1 '16
Cumulative Shares Repurchased
Total Shares Repurchased: 2,728,018
Total Shares Rep. / AVDTV: 47.9x
Total Shares Repurchased: 1,594,033
Total Shares Rep. / AVDTV: 34.4x
Total Shares Repurchased: 1,521,817
Total Shares Rep. / AVDTV: 38.5x
Q2: 1,654,547 @ ~$9.97
Premium / Discount to 90-day VWAP: +3.5%
P / TBV: 0.92x
Q3: 501,820 @ ~$10.71
Premium / Discount to 90-day VWAP: +0.4%
P / TBV: 0.97x
Q4: 571,651 @ ~$10.88
Premium / Discount to 90-day VWAP: +2.0%
P / TBV: 0.97x
Q2: 992,840 @ ~$10.90
Premium / Discount to 90-day VWAP: +2.2%
P / TBV: 0.94x
Q3: 274,081 @ ~$10.91
Premium / Discount to 90-day VWAP: +1.5%
P / TBV: 0.93x
Q4: 327,112 @ ~$11.40
Premium / Discount to 90-day VWAP: 0.1%
P / TBV: 0.95x
Q1: 268,300 @ ~$12.00
Premium / Discount to 90-day VWAP: (1.2%)
P / TBV: 0.99x
Q2: 396,757 @ ~$11.95
Premium / Discount to 90-day VWAP: (1.5%)
P / TBV: 0.98x
Q3: 402,657 @ ~$12.37
Premium / Discount to 90-day VWAP: (0.1%)
P / TBV: 1.00x
Q4: 454,103 @ ~$12.54
Premium / Discount to 90-day VWAP: (2.8%)
P / TBV: 1.01x
Q1: 314,087 @ ~$13.36
Premium / Discount to 90-day VWAP: (0.1%)
P / TBV: 1.07x
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
Price

Note: Market data as of 5/2/2016.
Source: SNL Financial and Company earnings/ press releases and documents.

First Financial Northwest, Inc.

First Financial Northwest, Inc.

Total Return Performance



First Financial Northwest, Inc.
NASDAQ Bank
Russell 2000
SNL Thrift
Index Value
400
350
300
250
200
150
100
50
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
03/31/16

Source: Capital IQ, SNL Financial

Strategic Initiatives



Lake Washington
Meadow Crest Early Childhood Center
McKnight Middle School
Memorial Beach Park
The Landing Shopping Center
Boeing 737 Plant
Boeing Renton
Highlands Park
Renton Municipal Airport
Renton Memorial Stadium
Airport Way
Renton High School
Liberty Park
Cedar River Park
Cedar River
Maple Valley Hwy
CITY CENTER
Cedar River Dog Park
Renton Shopping
Riverview Park
HILL
UNTY

2016 Innovation In Financial Education Award


NASDAQ & EVERFI
CONGRATULATE
2016 INNOVATION IN
FINANCIAL EDUCATION
AWARD WINNERS
First Financial
Northwest Bank
Nasdaq
You are
NOT
ALONE
bfrb.org
FOX
AIRFRANCE
STARBUCKS COFFEE

Strategic Initiatives

ONGOING:

- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Grow organically
  - Acquisition of whole bank(s), branches, or earning assets
- Branch Expansion
  - Mill Creek branch opened Q3 2015
  - Edmonds branch opened Q1 2016
  - The Landing (Renton) to open Q2 2016
  - Exploring - Strategically placed ATM's
  - Embrace technology in order to diversify deposit composition away from CDs
- Position the Bank to explore niche expansion opportunities
  - Grow market share of the Chinese/American sector
  - Explore other niche opportunities vacated, or not serviced, by other banks, i.e. aviation
    - (New and used piston, turboprop, and light jet aircraft)
  - Loan Participation/Acquisition
  - Diversify geographic composition of loan portfolio

Strategic Initiatives *cont.*

- Hire experienced lending teams to pursue / expand niche markets
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB Des Moines

COMPLETED

- Charter change to Washington State Commercial Bank – February 2016
- Core Processor conversion – Completed August 2015
- Expanded Board of Directors– August 2015
- Name change – Implemented September 2015
- Implemented Wealth Management products and services via LPL Financial $22 million under management at March 31, 2016

About the Company and the Bank

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank; a Washington chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region. For additional information, please visit the Bank's website at www.ffnwb.com and click on the "Investor Relations" section.


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